                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  December 13, 1996
                       (Date of earliest event reported)


                        FIRSTPLUS INVESTMENT CORPORATION
             (Exact name of Registrant as specified in its charter)



          Nevada                     333-11855                 75-2596063
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)



       3773 Howard Hughes Parkway
             Suite 300N
           Las Vegas, Nevada                              89109
(Address of Principal executive offices)                (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 892-3772

Item 5.  Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-11855) filed with the Securities and Exchange Commission (the "Commission") on September 12, 1996 (the "Registration Statement"), pursuant to which the Registrant registered $1,240,625,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 16, 1996 and the related Prospectus Supplement, dated November 15, 1996 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 Asset Backed Notes and Asset Backed Certificates, Series 1996-4, consisting of (A) the following classes of Asset Backed Notes (collectively, the "Notes"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, and Class A-8 Notes, and (B) the Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

         The Notes were issued pursuant to an Indenture dated as of November 1, 1996 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1996-4 (the "Issuer" or the "Trust") and First Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"). The Notes are secured by the assets of the Trust pursuant to the Indenture.

         The Certificates represent the entire undivided ownership interest in the Trust and were issued pursuant to the Trust Agreement dated as of November 1, 1996 (the "Trust Agreement") among FIRSTPLUS INVESTMENT CORPORATION, as Depositor, FIRSTPLUS RESIDUAL HOLDINGS, INC., as the Company, Wilmington Trust Company, as Owner Trustee, and First Bank National Association, as Co-Owner Trustee.

         The Registrant is filing this Current Report on Form 8-K for the purpose of filing the Servicer's Monthly Statement (as such term is defined in the Sale and Servicing Agreement dated as of November 1, 1996 among FIRSTPLUS INVESTMENT CORPORATION, as Seller, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, FIRSTPLUS HOME LOAN OWNER TRUST 1996-4, as Issuer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee) for the month of December 1996.


Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

                 Exhibit No.    Description

                      99.1      Servicer's Monthly Statement (December 1996)

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FIRSTPLUS INVESTMENT CORPORATION



December 13, 1996                     By: /s/ CHRISTHOPER J. GRAMLICH
                                         -------------------------------------
                                         Christopher J. Gramlich, Senior Vice
                                         President

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Servicer's Monthly Statement